                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                   SARM 2004-13
                                                   $450,998,100
                                              (APPROXIMATE OFFERED)
                                (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                    AURORA LOAN SERVICES INC., MASTER SERVICER
                                          JPMORGAN CHASE BANK, TRUSTEE
     --------------------------------------------------------------------------------------------------------------


                                                                    EXPECTED
                                                                     INITIAL       LEGAL            EXPECTED
                      APPROX.         INITIAL         SECURITY        LOSS         FINAL            RATINGS
        CLASS        SIZE ($)       COUPON (1)       DESCRIPTION    COVERAGE     MATURITY       (FITCH/ MOODY'S)
     --------------------------------------------------------------------------------------------------------------
     A1 (2)           $45,000,000    Variable          Sen PT         6.05%      9/25/2034         AAA / Aaa
     A2 (3)          $300,000,000   1mL + 0.30%   Variable Floater    6.05%      9/25/2034         AAA / Aaa
     A3 (3) (4)        $6,359,000   1mL + 0.30%   Variable Floater    8.17%(4)   9/25/2034          AAA / NR
     A4 (3)           $79,464,000   1mL + 0.30%   Variable Floater    6.05%      9/25/2034         AAA / Aaa
     AX-1(5)             Notional      4.00%      Interest Only (5)   6.05%      9/28/2008         AAA / Aaa
     AX-2(5)             Notional    Variable     Interest Only (5)   6.05%      9/25/2034         AAA / Aaa
     A-IO(5)             Notional    Variable     Interest Only (5)   6.05%      9/25/2034         AAA / Aaa
     R (2)(7)                $100    Variable       Residual (7)      6.05%      9/25/2034         AAA / Aaa
     --------------------------------------------------------------------------------------------------------------
     B1(3)             $8,712,000   1mL + 0.55%     Variable Sub      4.15%      9/25/2034          AA / Aa2
                                                       Floater
     B2(3)             $6,649,000   1mL + 1.00%     Variable Sub      2.70%      9/25/2034           A / A2
                                                       Floater
     B3(3)             $4,814,000   1mL + 1.85%     Variable Sub      1.65%      9/25/2034         BBB / Baa2
                                                       Floater
     BX(4)               Notional    Variable     Interest Only (4)   1.65%      9/25/2034         BBB / Baa2
     --------------------------------------------------------------------------------------------------------------
     B4(2) (5)         $2,751,000    Variable          Sub PT         1.05%      9/25/2034          BB / Ba2
     B5(2) (5)         $1,375,000    Variable          Sub PT         0.75%      9/25/2034           B / B2
     B6(2) (5)         $3,442,834    Variable          Sub PT         0.00%      9/25/2034          NR / NR
     --------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 8.
(2) The Class A1, Class R, Class B4, Class B5 and Class B6 Certificates will accrue interest at a rate equal to the Net WAC of the Mortgage Loans. As of the Cut-Off Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.731%]%.
(3) The Class A2, Class A3, Class A4, Class B1, Class B2 and Class B3 Certificates will accrue interest at a rate of one month LIBOR plus a specified spread subject to a LIBOR Available Funds Cap, as described on page 6.
(4) The Class A3 will be subordinated to the Class A2 for purposes of loss allocations. Total initial loss coverage of 8.17% is equal to the sum of
     (i) initial senior enhancement of 6.05% and (ii) a fraction, the numerator of which is the principal balance of the Class A3, and the denominator of which is the principal balance of the Class A2.
(5) The Class AX-1, Class AX-2, Class A-IO and Class BX will be interest only certificates. These classes will not be entitled to payments of principal and will accrue interest on their respective notional amounts. Following the Distribution Date in September 2008 (month 49) the Class AX-1 Certificates will not be entitled to distributions of any kind.
(6)  Not offered under this term sheet.
(7)  Non-economic REMIC tax residual.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERM SHEET - CLASS A CERTIFICATES                DATE PREPARED: AUGUST 26, 2004


                  CONTACTS

TRADING:
--------

BRENDAN GARVEY             (212) 526-8315
KHALIL KANAAN              (212) 526-8320
DAVE RASHTY                (212) 526-8320

SYNDICATE:
----------
KEVIN WHITE                (212) 526-9519
DANIEL COVELLO             (212) 526-9519
PAUL TEDESCHI              (212) 526-9519


RESIDENTIAL MORTGAGE FINANCE:
-----------------------------
STAN LABANOWSKI            (212) 526-6211
MIKE HITZMANN              (212) 526-5806
NICK STIMOLA               (212) 526-0212





--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE
                    COLLATERAL BALANCES AS OF AUGUST 1, 2004.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


DEAL OVERVIEW:
--------------

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o The collateral pool will be comprised of non-hybrid ARMs that will be based off of one-month LIBOR (7.17%), six-month LIBOR (92.10%), one-year LIBOR (0.67%) and one-year CMT (0.08%).

o The Class A1, Class A2, Class A3, Class A4, Class R, Class AX-1, Class AX-2 and Class A-IO Certificates will be the "Senior Certificates" and the Class A1, Class A2, Class A3, Class A4 and Class R Certificates will be the "Principal Paying Senior Certificates". The Class B1, Class B2, Class B3, Class BX, Class B4, Class B5 and Class B6 Certificates will be the "Subordinate Certificates". THE CLASS A1, CLASS A2, CLASS A3, CLASS A4, CLASS AX-1, CLASS AX-2, CLASS A-IO, CLASS B1, CLASS B2, CLASS B3 AND CLASS BX CERTIFICATES ARE THE "OFFERED CERTIFICATES".

o The Class AX-1, Class AX-2, Class A-IO and Class BX will be entitled to payments of interest only. The Class AX-1 will be a scheduled IO that will accrue interest until the Distribution Date in September 2008 (the first 49 Distribution Dates) based on a scheduled notional amount as described herein. The schedule will hold for prepayment speeds from 0% CPR to 52% CPR assuming the forward rates. The Class AX-2 and Class A-IO are excess IO's that will each accrue interest based on their respective notional amounts that will be based on a fixed percentage of the sum of the Class A2, Class A3 and Class A4 principal balances prior to distributions of principal for the related accrual period, as described under "Interest Rates" beginning on page 8.

o The Class BX will be comprised of three component notional amounts, the Class BX-1, Class BX-2 and Class BX-3. Holders of the Class BX Certificates may not transfer the components of the Class BX separately. The Class BX will accrue interest based on the Class BX Certificate interest rate, as described on page 9.

o Losses will be allocated to the Subordinate Certificates in reverse sequential order, until their respective class principal balances are reduced to zero. If the aggregate class principal balance of the Subordinate Certificates is reduced to zero, then losses will be allocated to the Principal Paying Senior Certificates.

o 1% OPTIONAL REDEMPTION CALL: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 1% of the Cut-Off Date balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:
----------------------

Cut off Date:                       August 1, 2004

Expected Pricing Date:              Week of August 23, 2004

Expected Settlement Date:           August 30, 2004

Distribution Dates:                 25th of each month, commencing in
                                    September 2004

Due Period:                         The 2nd day of the month preceding the month
                                    in which such Distribution Date occurs and ending on the first day in the month in which the Distribution Date occurs.

Issuer:                             Structured Adjustable Rate Mortgage Loan
                                    Trust ("SARM")

Trustee:                            JP Morgan Chase

Trustee Fee:                        0.0075% per annum

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Rating Agencies:                   ----------- ---------------------------- -------------------------------
                                     CLASS                FITCH                        MOODY'S
                                   ----------- ---------------------------- -------------------------------
                                       A1                  AAA                           Aaa
                                       A2                  AAA                           Aaa
                                       A3                  AAA                            NR
                                       A4                  AAA                           Aaa
                                      AX-1                 AAA                           Aaa
                                      AX-2                 AAA                           Aaa
                                      A-IO                 AAA                           Aaa
                                       B1                  AA                            Aa2
                                       B2                   A                             A2
                                       B3                  BBB                           Baa2
                                       BX                  BBB                           Baa2
                                       B4                  BB                            Ba2
                                       B5                   B                             B2
                                       B6                  NR                             NR
                                       R                   AAA                           Aaa
                                   ----------- ---------------------------- -------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:
----------------------

LIBOR Certificates:                 Class A2, Class A3, Class A4, Class B1,
                                    Class B2 and Class B3 Certificates.

Senior LIBOR Certificates:          Class A2, Class A3 and Class A4

Subordinate LIBOR
Certificates:                       Class B1, Class B2 and Class B3
                                    Certificates.

Day Count:                          30/360 for all classes except the LIBOR
                                    Certificates, which will accrue interest on an Actual/360 day count basis.

Delay Days/
Accrual Period:                     --------------- --------------------------- ----------------------------
                                        CLASS                 DELAY                 FIRST ACCRUAL DATE
                                    --------------- --------------------------- ----------------------------
                                          A1                    24                    August 1, 2004
                                          A2                    0                     August 25, 2004
                                          A3                    0                     August 25, 2004
                                          A4                    0                     August 25, 2004
                                         AX-1                   24                    August 1, 2004
                                         AX-2                   24                    August 1, 2004
                                         A-IO                   24                    August 1, 2004
                                          B1                    0                     August 1, 2004
                                          B2                    0                     August 1, 2004
                                          B3                    0                     August 1, 2004
                                          BX                    24                    August 1, 2004
                                          B4                    24                    August 1, 2004
                                          B5                    24                    August 1, 2004
                                          B6                    24                    August 1, 2004
                                          R                     24                    August 1, 2004
                                    --------------- --------------------------- ----------------------------



Accrual Period:                     For all classes of certificates except the
                                    LIBOR Certificates, the calendar month
                                    preceding such Distribution Date. The LIBOR
                                    Certificates Accrual Period will be from the preceding Distribution Date to the day prior to such Distribution Date (THE LIBOR
                                    CERTIFICATES WILL SETTLE WITH 5-DAYS ACCRUED
                                    INTEREST ON THE CLOSING DATE).

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class A1, Class A2, Class A3, Class A4:
                                    $25,000 Class AX-1, Class AX-2, Class A-IO,
                                    Class BX: $1,000,000 Class B1, Class B2,
                                    Class B3: $100,000 Class B4, Class B5 and
                                    Class B6: $250,000


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:
----------------------

Tax Status:                         REMIC for Federal income tax purposes.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2, Class B3 and Class BX
                                    Certificates.

ERISA Eligibility:                  All offered Certificates are expected to be
                                    ERISA eligible (other than the Class R
                                    Certificate).

Mortgage Rate:                      The "Mortgage Rate" for any Mortgage Loan is
                                    its applicable interest rate as determined in the related mortgage note as reduced by any application of the Service members Civil
                                    Relief Act.

Net Mortgage Rate:                  The "Net Mortgage Rate" with respect to any
                                    Mortgage Loan will be the Mortgage Rate
                                    thereof reduced by the sum of the Servicing
                                    Fee Rate, the Trustee Fee and the Mortgage
                                    Insurance Fee Rate, in the case of an
                                    Insured Mortgage Loan. The "Aggregate
                                    Expense Rate" for any Mortgage Loan equals the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Net WAC: The "Net WAC" for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in the Mortgage Pool at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Adjusted Net WAC:                   For each Distribution Date through September
                                    2008 the "Adjusted Net WAC" will be equal to
                                    (A) the Net WAC minus (B) the product of (i) a fraction, the numerator of which is the total interest accrued for the related
                                    Accrual Period on the Class AX-1
                                    Certificates, and the denominator of which is the product of (x) 55.8316896608% and (y) the sum of SENIOR LIBOR CERTIFICATE principal balances prior to distributions of principal for the related accrual period, multiplied by (ii) 12. Following the Distribution Date in September 2008 the
                                    Adjusted Net WAC will be equal to the Net
                                    WAC.

LIBOR Available Funds Cap:          The "LIBOR Available Funds Cap" will be
                                    equal to the Net WAC for such Distribution
                                    Date multiplied by the fraction, the
                                    numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):
------------------------------

Basis Risk Shortfall:               With respect to each Distribution Date, to
                                    the extent that (a) the amount of interest payable to the Class B1, Class B2 or Class
                                    B3 Certificates (the "SUBORDINATE LIBOR
                                    CERTIFICATES"), as calculated without regard to the LIBOR Available Funds Cap, exceeds
                                    (b) the amount calculated at the stated rate
                                    (such excess, a "Basis Risk Shortfall"), such Subordinate LIBOR Certificate will be entitled to the amount of such Basis Risk
                                    Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable
                                    Interest Rate, before the Class BX
                                    Certificates are entitled to any
                                    distributions.

                                    TO THE EXTENT THAT THE AMOUNT OF INTEREST
                                    PAYABLE ON THE CLASS A2, CLASS A3 AND CLASS
                                    A4 (THE "SENIOR LIBOR CERTIFICATES") IS
                                    LIMITED BY THE LIBOR AVAILABLE FUNDS CAP,
                                    SUCH SHORTFALL WILL NOT BE RECOVERABLE ON
                                    ANY DISTRIBUTION DATE.

Unpaid Basis Risk Shortfall         The "Unpaid Basis Risk Shortfall" for any
                                    Class SUBORDINATE LIBOR CERTIFICATES on any
                                    Distribution Date will be the aggregate of
                                    all Basis Risk Shortfalls for such Class for
                                    all previous Distribution Dates, together
                                    with interest thereon at the applicable
                                    Interest Rate, less all payments made with
                                    respect to such Class in respect of such
                                    Basis Risk Shortfalls on or prior to such
                                    Distribution Date.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):
------------------------------

Interest Rates:                     CLASS A1 AND CLASS R will bear interest at a
                                    rate equal to the Net WAC of the Mortgage
                                    Pool.

                                    THE SENIOR LIBOR CERTIFICATES (THE CLASS A2,
                                    CLASS A3 AND CLASS A4) will each bear
                                    interest at a rate equal to the lesser of
                                    (i) 1-month LIBOR + 0.30% per annum and (ii) the LIBOR Available Funds Cap.

                                    CLASS AX-1 will bear interest at a rate
                                    equal to 4.00% per annum through the
                                    Distribution Date in September 2008. For each Distribution Date through September 2008 the Class AX-1 notional amount will be equal to the lesser of (A) the Class AX-1 scheduled notional amount, and (B) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC over (2) the coupon on the SENIOR LIBOR CERTIFICATES (1), and the denominator of which is 4.00% and (ii) the product of (x) 55.8316896608% and (y) the sum of SENIOR LIBOR CERTIFICATE principal balances immediately prior to such Distribution Date. Following the Distribution Date in September 2008 the Class AX-1 Certificates will not be entitled to distributions of any kind.

                                    (1) multiplied by a fraction, expressed as a percentage, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 30.

                                    CLASS AX-2 will bear interest at a rate
                                    equal to the excess, if any, between (i)
                                    Adjusted Net WAC and (ii) the coupon on the SENIOR LIBOR CERTIFICATES multiplied by a fraction, expressed as a percentage, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 30. On each Distribution Date the Class AX-2 notional amount will be equal to the product of (x) 55.8316896608% and (y) the sum of SENIOR LIBOR CERTIFICATE principal balances immediately prior to such Distribution Date.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):
------------------------------

Interest Rates:                     CLASS A-IO will bear interest at a rate
                                    equal to the excess, if any, between (i) Net
                                    WAC and (ii) the coupon on the SENIOR LIBOR
                                    CERTIFICATES multiplied by a fraction,
                                    expressed as a percentage, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 30. On each Distribution Date the Class A-IO notional amount will be equal to the product of (i) 44.1683103392% and
                                    (ii) the sum of SENIOR LIBOR CERTIFICATE principal balances immediately prior to such Distribution Date.

                                    CLASS B1 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 0.55% per an num and (ii) the LIBOR Available Funds Cap.

                                    CLASS B2 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 1.00% per annum and (ii) the LIBOR Available Funds Cap.

                                    CLASS B3 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 1.85% per annum and (ii) the LIBOR Available Funds Cap.

                                    CLASS BX will bear interest at a rate equal to the "Class BX Certificate Interest Rate". The CLASS BX CERTIFICATE INTEREST RATE for each Distribution Date will be equal to the excess, if any, of (A) the Net WAC minus (B) the product of (i) a fraction, the numerator of which is the total interest accrued for the related Accrual Period on the SUBORDINATE LIBOR CERTIFICATES, and the denominator of which is the sum of SUBORDINATE LIBOR CERTIFICATE principal balances prior to distributions of principal for the related accrual period, multiplied by (ii) 12. On each distribution date, the Class BX will be comprised of three component notional amounts, the Class BX-1, Class BX-2 and Class BX-3.

                                    PAYMENTS OF INTEREST TO THE CLASS BX WILL BE
                                    SUBORDINATED TO THE CLASS B1, CLASS B2 AND
                                    CLASS B3 CERTIFICATES (THE "SUBORDINATE
                                    LIBOR CERTIFICATES") FOR THE PAYMENT OF
                                    BASIS RISK SHORTFALLS AND UNPAID BASIS RISK
                                    SHORTFALLS FOR SUCH CLASSES.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING (CONT.):
------------------------------

Interest Rates:                     HOLDERS OF THE CLASS BX CERTIFICATES MAY NOT
                                    TRANSFER THE COMPONENTS OF THE CLASS BX
                                    SEPARATELY. IN ADDITION, HOLDERS OF THE
                                    CLASS BX CERTIFICATES WILL BE TREATED FOR
                                    FEDERAL INCOME TAX PURPOSES AS OBLIGATED TO
                                    MAKE CERTAIN PAYMENTS TO THE HOLDERS OF THE
                                    SUBORDINATE LIBOR CERTIFICATES UNDER
                                    INTEREST RATE CAP CONTRACTS.

                                    COMPONENT CLASS BX-1 notional amount is
                                    equal to the Class B1 principal balance
                                    prior to distributions of principal for the related accrual period.

                                    COMPONENT CLASS BX-2 notional amount is
                                    equal to the Class B2 principal balance
                                    prior to distributions of principal for the related accrual period.

                                    COMPONENT CLASS BX-3 notional amount is
                                    equal to the Class B3 principal balance
                                    prior to distributions of principal for the related accrual period.

                                    THE PRIVATE SUBORDINATE CERTIFICATES (CLASS
                                    B4, CLASS B5 AND CLASS B6) will bear
                                    interest at a rate equal to the Net WAC of the Mortgage Pool.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

Class AX-1 Scheduled Notional Amount:

----------- ---------------------- ----------------------       -------- ----------------------- ----------------------
                                        CLASS AX-1                                                    CLASS AX-1
                DISTRIBUTION          NOTIONAL AMOUNT                         DISTRIBUTION          NOTIONAL AMOUNT
  MONTH             DATE                    ($)                  MONTH            DATE                   ($)
----------- ---------------------- ----------------------       -------- ----------------------- ----------------------
    1       September 25, 2004         92,965,463.82              26     October 25, 2006            17,808,442.66
    2       October 25, 2004           88,278,523.78              27     November 25, 2006           14,919,285.90
    3       November 25, 2004          70,458,163.99              28     December 25, 2006           14,919,285.90
    4       December 25, 2004          70,458,163.99              29     January 25, 2007            14,068,215.26
    5       January 25, 2005           70,458,163.99              30     February 25, 2007           12,950,774.68
    6       February 25, 2005          69,960,488.55              31     March 25, 2007              12,950,774.68
    7       March 25, 2005             69,960,488.55              32     April 25, 2007              10,665,332.11
    8       April 25, 2005             54,056,656.06              33     May 25, 2007                10,574,563.32
    9       May 25, 2005               49,886,019.92              34     June 25, 2007                9,277,986.70
    10      June 25, 2005              45,554,530.99              35     July 25, 2007                9,277,986.70
    11      July 25, 2005              45,554,530.99              36     August 25, 2007              8,435,469.59
    12      August 25, 2005            43,660,279.67              37     September 25, 2007           7,643,221.79
    13      September 25, 2005         41,883,859.60              38     October 25, 2007             7,643,221.79
    14      October 25, 2005           38,517,458.54              39     November 25, 2007            6,402,545.23
    15      November 25, 2005          30,870,878.76              40     December 25, 2007            6,402,545.23
    16      December 25, 2005          30,870,878.76              41     January 25, 2008             6,176,783.29
    17      January 25, 2006           30,866,482.18              42     February 25, 2008            5,755,799.74
    18      February 25, 2006          29,630,760.84              43     March 25, 2008               5,755,799.74
    19      March 25, 2006             29,630,760.84              44     April 25, 2008               4,891,764.83
    20      April 25, 2006             23,368,190.59              45     May 25, 2008                 4,891,764.83
    21      May 25, 2006               22,563,894.23              46     June 25, 2008                4,346,686.86
    22      June 25, 2006              20,317,234.65              47     July 25, 2008                4,346,686.86
    23      July 25, 2006              20,317,234.65              48     August 25, 2008              3,999,852.52
    24      August 25, 2006            19,234,767.89              49     September 25, 2008           3,692,597.07
    25      September 25, 2006         18,158,735.32              50     October 25, 2008                  -
----------- ---------------------- ----------------------       -------- ----------------------- ----------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

Credit Enhancement:                 Senior/subordinate,  shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Principal Paying Senior Certificates:
                                    Credit enhancement for the Principal Paying
                                    Senior Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    Losses will reduce the principal balance of
                                    the certificates, in the following order:
                                    First to the Subordinate Certificates, in reverse sequential order, until their respective principal balances are reduced to zero. If the class principal balances of the all of the Subordinate Certificates have been reduced to zero, losses will be allocated to the Principal Paying Senior
                                    Certificates, on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL DISTRIBUTIONS
-----------------------

Initial Senior Enhancement % = 6.05%

Senior Enhancement % = Subordinate Amount / Collateral balance

o If the Senior Enhancement % is less than 2 times the Initial Senior Enhancement %:

                        DISTRIBUTION DATES (MONTHS)           SHIFT %
                        --------------------------- ---------------------------
                                   1 - 84                       100%
                                  85 - 96                        70%
                                  97 - 108                       60%
                                 109 - 120                       40%
                                 121 - 132                       20%
                                    133+                          0%
                        --------------------------- ---------------------------

o If the Senior Enhancement % is greater than or equal to 2 times the Initial Senior Enhancement %:

                        --------------------------- ----------------------------
                        DISTRIBUTION DATES (MONTHS)            SHIFT %
                        --------------------------- ----------------------------
                                   1 - 36                        50%
                                    37+                           0%
                        --------------------------- ----------------------------

If the Senior Enhancement % doubles when compared to the Initial Senior Enhancement during the first 36 months of the transaction, the Principal Paying Senior Certificates will be entitled to 50% of the Subordinate Certificates percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the Senior Enhancement % doubles when compared to the Initial Senior Enhancement %, the Senior Certificates will be entitled to pre-payments based on the Principal Paying Senior Certificates percentage only, subject to cumulative loss and delinquency tests.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL DISTRIBUTIONS (CONT.)
-------------------------------

For the Mortgage Pool calculate the following:

Senior %      = Principal Paying Senior Certificates / Mortgage Pool
                Collateral Balance

Subordinate % = 100% - Pool Senior %

Prepayment %  = Senior % + Shift % * Subordinate %

Senior Principal Distribution Amount ("PDA") will be equal to the sum of (i) the product of (a) Mortgage Pool Scheduled Principal and (b) Senior % and (ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Prepayment %

Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and (ii) Senior PDA

PRINCIPAL PAYDOWN RULES:
------------------------

I. PAY SENIOR PDA AS FOLLOWS:
-----------------------------

Senior PDA sequentially as follows:

1)   Pay to Class R Certificates, until reduced to zero.

2) Pay pro-rata to the Class A1, Class A2, Class A3 and Class A4 Certificates, until reduced to zero.

II.  PAY SUBORDINATE PDA AS FOLLOWS*:
-------------------------------------
*Subject to credit support tests Subordinate PDA:

1) Pay each Subordinate Certificates an amount equal to the product of (a) Subordinate PDA and (b) a fraction, the numerator which is the sum of the current balance of such Subordinate Certificate and the denominator which is the sum of the principal balances of all of the Subordinate Certificates.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


COLLATERAL SUMMARY:
-------------------

ORIGINAL LTV (CALC)

------------------------ ----------------- ---------------- -----------
                                                TOTAL
                                              SCHEDULED
                            NUMBER OF         PRINCIPAL
ORIGINAL LTV (CALC)       MORTGAGE LOANS       BALANCE          %
------------------------ ----------------- ---------------- -----------
10.01 - 20.00                           2        75,779.52        0.02%
------------------------ ----------------- ---------------- -----------
20.01 - 30.00                           4       689,499.98        0.15
------------------------ ----------------- ---------------- -----------
30.01 - 40.00                          17     5,040,109.60         1.1
------------------------ ----------------- ---------------- -----------
40.01 - 50.00                          40    15,020,743.99        3.28
------------------------ ----------------- ---------------- -----------
50.01 - 60.00                          79    44,659,243.23        9.74
------------------------ ----------------- ---------------- -----------
60.01 - 70.00                         226    98,079,015.76       21.39
------------------------ ----------------- ---------------- -----------
70.01 - 80.00                         856   260,250,842.97       56.75
------------------------ ----------------- ---------------- -----------
80.01 - 90.00                          83    16,599,697.81        3.62
------------------------ ----------------- ---------------- -----------
90.01 - 100.00                         95    18,152,001.25        3.96
------------------------ ----------------- ---------------- -----------
TOTAL:                              1,402   458,566,934.11      100.00%
------------------------ ----------------- ---------------- -----------
NZMin.: 11.11
Max: 100.00
NZWA: 73.09
GROSS RATE

------------------------ ----------------- ---------------- -----------
                                                TOTAL
                                              SCHEDULED
                            NUMBER OF         PRINCIPAL
GROSS RATE                MORTGAGE LOANS       BALANCE          %
------------------------ ----------------- ---------------- -----------
2.001 - 2.500                           9     2,487,894.86        0.54%
------------------------ ----------------- ---------------- -----------
2.501 - 3.000                          74    23,052,348.32        5.03
------------------------ ----------------- ---------------- -----------
3.001 - 3.500                         458   149,260,871.10       32.55
------------------------ ----------------- ---------------- -----------
3.501 - 4.000                         241    77,645,705.58       16.93
------------------------ ----------------- ---------------- -----------
4.001 - 4.500                         269    90,289,211.57       19.69
------------------------ ----------------- ---------------- -----------
4.501 - 5.000                         208    65,765,769.51       14.34
------------------------ ----------------- ---------------- -----------
5.001 - 5.500                         109    43,657,961.88        9.52
------------------------ ----------------- ---------------- -----------
5.501 - 6.000                          23     4,422,206.50        0.96
------------------------ ----------------- ---------------- -----------
6.001 - 6.500                          10     1,850,364.79         0.4
------------------------ ----------------- ---------------- -----------
6.501 - 7.000                           1       134,600.00        0.03
------------------------ ----------------- ---------------- -----------
TOTAL:                              1,402   458,566,934.11      100.00%
------------------------ ----------------- ---------------- -----------
Min.: 2.375
Max: 6.875
NZWA: 4.011
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------
STATED REMAINING TERM

------------------------ ----------------- ---------------- -----------
                                                TOTAL
                                              SCHEDULED
                            NUMBER OF         PRINCIPAL
STATED REMAINING TERM     MORTGAGE LOANS       BALANCE          %
------------------------ ----------------- ---------------- -----------
289 - 300                             160    71,266,051.90       15.54%
------------------------ ----------------- ---------------- -----------
325 - 336                               1       163,269.27        0.04
------------------------ ----------------- ---------------- -----------
337 - 348                              34     7,100,866.72        1.55
------------------------ ----------------- ---------------- -----------
349 - 360                           1,207   380,036,746.22       82.87
------------------------ ----------------- ---------------- -----------
TOTAL:                              1,402   458,566,934.11      100.00%
------------------------ ----------------- ---------------- -----------
Min.: 290
Max: 360
NZWA: 348

ORIGINAL TERM

------------------------ ----------------- ---------------- -----------
                                                TOTAL
                                              SCHEDULED
                            NUMBER OF         PRINCIPAL
ORIGINAL TERM             MORTGAGE LOANS       BALANCE          %
------------------------ ----------------- ---------------- -----------
300                                   160    71,266,051.90       15.54%
------------------------ ----------------- ---------------- -----------
360                                 1,242   387,300,882.21       84.46
------------------------ ----------------- ---------------- -----------
TOTAL:                              1,402   458,566,934.11      100.00%
------------------------ ----------------- ---------------- -----------
Min.: 300
Max.: 360
NZWA: 351



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------
RANGE OF PRINCIPAL BALANCES ($)

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
RANGE OF PRINCIPAL BALANCES ($)   MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
0.01 - 50,000.00                                3       122,021.69        0.03%
-------------------------------- ----------------- ---------------- -----------
50,000.01 - 100,000.00                         70     5,806,131.73        1.27
-------------------------------- ----------------- ---------------- -----------
100,000.01 - 150,000.00                       214    27,082,464.28        5.91
-------------------------------- ----------------- ---------------- -----------
150,000.01 - 200,000.00                       232    40,621,485.79        8.86
-------------------------------- ----------------- ---------------- -----------
200,000.01 - 250,000.00                       166    37,537,942.86        8.19
-------------------------------- ----------------- ---------------- -----------
250,000.01 - 300,000.00                       161    44,224,849.03        9.64
-------------------------------- ----------------- ---------------- -----------
300,000.01 - 350,000.00                        94    30,643,741.88        6.68
-------------------------------- ----------------- ---------------- -----------
350,000.01 - 400,000.00                        88    33,174,615.52        7.23
-------------------------------- ----------------- ---------------- -----------
400,000.01 - 450,000.00                        76    32,493,249.45        7.09
-------------------------------- ----------------- ---------------- -----------
450,000.01 - 500,000.00                        91    43,601,669.87        9.51
-------------------------------- ----------------- ---------------- -----------
500,000.01 - 550,000.00                        45    23,906,883.61        5.21
-------------------------------- ----------------- ---------------- -----------
550,000.01 - 600,000.00                        45    26,002,629.48        5.67
-------------------------------- ----------------- ---------------- -----------
600,000.01 - 650,000.00                        25    15,884,643.99        3.46
-------------------------------- ----------------- ---------------- -----------
650,000.01 - 700,000.00                        13     8,858,700.00        1.93
-------------------------------- ----------------- ---------------- -----------
700,000.01 - 750,000.00                         8     5,859,886.71        1.28
-------------------------------- ----------------- ---------------- -----------
750,000.01 - 800,000.00                         8     6,286,674.87        1.37
-------------------------------- ----------------- ---------------- -----------
800,000.01 - 850,000.00                         3     2,450,000.00        0.53
-------------------------------- ----------------- ---------------- -----------
850,000.01 - 900,000.00                         8     6,978,446.73        1.52
-------------------------------- ----------------- ---------------- -----------
900,000.01 - 950,000.00                         4     3,738,150.00        0.82
-------------------------------- ----------------- ---------------- -----------
950,000.01 - 1,000,000.00                      16    15,778,497.84        3.44
-------------------------------- ----------------- ---------------- -----------
1,000,000.01 - 1,250,000.00                     8     9,095,500.00        1.98
-------------------------------- ----------------- ---------------- -----------
1,250,000.01 - 1,500,000.00                    15    21,305,498.78        4.65
-------------------------------- ----------------- ---------------- -----------
1,500,000.01 - 1,750,000.00                     2     3,127,000.00        0.68
-------------------------------- ----------------- ---------------- -----------
1,750,000.01 - 2,000,000.00                     6    11,452,250.00         2.5
-------------------------------- ----------------- ---------------- -----------
2,500,000.01 - 2,750,000.00                     1     2,534,000.00        0.55
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 25,780
Max: 2,534,000
AVG: 327,081


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



COLLATERAL SUMMARY:
-------------------
PROPERTY TYPE

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
PROPERTY TYPE                     MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
Single Family                                 827   284,825,378.79       62.11%
-------------------------------- ----------------- ---------------- -----------
PUD                                           393   124,949,943.09       27.25
-------------------------------- ----------------- ---------------- -----------
Condo                                         147    36,555,320.50        7.97
-------------------------------- ----------------- ---------------- -----------
2-4 Family                                     35    12,236,291.73        2.67
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

LOAN PURPOSE

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
LOAN PURPOSE                      MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
Purchase                                      725   234,929,904.24       51.23%
-------------------------------- ----------------- ---------------- -----------
Cash Out Refinance                            370   131,694,176.79       28.72
-------------------------------- ----------------- ---------------- -----------
Rate/Term Refinance                           307    91,942,853.08       20.05
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

DOCUMENTATION TYPE

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
DOCUMENTATION TYPE                MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
Full                                          855   261,564,400.62       57.04%
-------------------------------- ----------------- ---------------- -----------
Limited                                       257   104,499,424.03       22.79
-------------------------------- ----------------- ---------------- -----------
Alternate                                       2       443,998.63         0.1
-------------------------------- ----------------- ---------------- -----------
Stated                                         60    13,788,641.03        3.01
-------------------------------- ----------------- ---------------- -----------
Reduced                                         3     1,384,837.32         0.3
-------------------------------- ----------------- ---------------- -----------
No Documentation                              125    38,530,891.02         8.4
-------------------------------- ----------------- ---------------- -----------
No Income Verification                         23     8,513,006.08        1.86
-------------------------------- ----------------- ---------------- -----------
No Ratio                                       77    29,841,735.38        6.51
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------
OCCUPANCY STATUS

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
OCCUPANCY STATUS                  MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
Primary Home                                1,118   364,496,143.29       79.49%
-------------------------------- ----------------- ---------------- -----------
Investment                                    167    50,001,529.61        10.9
-------------------------------- ----------------- ---------------- -----------
Second Home                                   117    44,069,261.21        9.61
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

PREPAYMENT PENALTY

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
PREPAYMENT PENALTY                MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
None                                        1,099   361,795,389.02       78.90%
-------------------------------- ----------------- ---------------- -----------
0.333                                          13     3,942,000.00        0.86
-------------------------------- ----------------- ---------------- -----------
0.5                                            13     8,278,348.78        1.81
-------------------------------- ----------------- ---------------- -----------
0.583                                           7     3,031,950.00        0.66
-------------------------------- ----------------- ---------------- -----------
0.667                                           1       622,500.00        0.14
-------------------------------- ----------------- ---------------- -----------
1                                              49    11,817,522.35        2.58
-------------------------------- ----------------- ---------------- -----------
3                                             141    44,150,264.71        9.63
-------------------------------- ----------------- ---------------- -----------
4                                               1       375,446.08        0.08
-------------------------------- ----------------- ---------------- -----------
5                                              78    24,553,513.17        5.35
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------
MAXIMUM RATE
-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
MAXIMUM RATE                      MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
7.501 - 8.000                                   1       381,675.04        0.08%
-------------------------------- ----------------- ---------------- -----------
8.001 - 8.500                                   1       499,932.29        0.11
-------------------------------- ----------------- ---------------- -----------
8.501 - 9.000                                   4       736,389.24        0.16
-------------------------------- ----------------- ---------------- -----------
9.001 - 9.500                                  22     6,852,564.24        1.49
-------------------------------- ----------------- ---------------- -----------
9.501 - 10.000                                125    42,542,731.92        9.28
-------------------------------- ----------------- ---------------- -----------
10.001 - 10.500                               179    61,394,585.00       13.39
-------------------------------- ----------------- ---------------- -----------
10.501 - 11.000                               195    63,515,757.33       13.85
-------------------------------- ----------------- ---------------- -----------
11.001 - 11.500                               117    46,201,392.77       10.08
-------------------------------- ----------------- ---------------- -----------
11.501 - 12.000                               725   229,691,340.39       50.09
-------------------------------- ----------------- ---------------- -----------
12.001 - 12.500                                22     4,587,415.19           1
-------------------------------- ----------------- ---------------- -----------
12.501 - 13.000                                 9     1,915,000.70        0.42
-------------------------------- ----------------- ---------------- -----------
15.001 - 15.500                                 2       248,150.00        0.05
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 8.000
Max.: 15.250
NZWA: 11.296

FLOOR

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
FLOOR                             MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
1.001 - 1.500                                  36    14,914,170.14        3.25%
-------------------------------- ----------------- ---------------- -----------
1.501 - 2.000                                  95    33,115,610.10        7.22
-------------------------------- ----------------- ---------------- -----------
2.001 - 2.500                                 632   229,046,426.06       49.95
-------------------------------- ----------------- ---------------- -----------
2.501 - 3.000                                 582   169,547,195.33       36.97
-------------------------------- ----------------- ---------------- -----------
3.001 - 3.500                                  45     9,971,685.85        2.17
-------------------------------- ----------------- ---------------- -----------
3.501 - 4.000                                  12     1,971,846.63        0.43
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 1.500
Max.: 3.750
NZWA: 2.470

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


COLLATERAL SUMMARY:
-------------------
MARGIN
-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
MARGIN                            MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
1.001 - 1.500                                  43    17,441,132.53        3.80%
-------------------------------- ----------------- ---------------- -----------
1.501 - 2.000                                 163    48,917,555.82       10.67
-------------------------------- ----------------- ---------------- -----------
2.001 - 2.500                                 752   252,080,227.54       54.97
-------------------------------- ----------------- ---------------- -----------
2.501 - 3.000                                 391   128,888,735.74       28.11
-------------------------------- ----------------- ---------------- -----------
3.001 - 3.500                                  42     9,395,685.85        2.05
-------------------------------- ----------------- ---------------- -----------
3.501 - 4.000                                  11     1,843,596.63         0.4
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 1.250
Max.: 3.750
WA: 2.382

NEXT RATE ADJUSTMENT DATE

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
NEXT RATE ADJUSTMENT DATE         MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
2004-09                                       165    55,005,714.19       12.00%
-------------------------------- ----------------- ---------------- -----------
2004-10                                       120    39,120,172.39        8.53
-------------------------------- ----------------- ---------------- -----------
2004-11                                       229    69,204,490.79       15.09
-------------------------------- ----------------- ---------------- -----------
2004-12                                       254    71,773,053.07       15.65
-------------------------------- ----------------- ---------------- -----------
2005-01                                       319   107,006,324.82       23.33
-------------------------------- ----------------- ---------------- -----------
2005-02                                       314   116,293,909.58       25.36
-------------------------------- ----------------- ---------------- -----------
2005-07                                         1       163,269.27        0.04
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




COLLATERAL SUMMARY:
-------------------
INITIAL PERIODIC RATE CAP
-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
INITIAL PERIODIC RATE CAP         MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
No Initial Periodic Rate Cap                  441   164,318,199.24       35.83%
-------------------------------- ----------------- ---------------- -----------
1                                             901   273,775,840.06        59.7
-------------------------------- ----------------- ---------------- -----------
1.875                                           1       997,048.84        0.22
-------------------------------- ----------------- ---------------- -----------
2                                               9     2,485,138.26        0.54
-------------------------------- ----------------- ---------------- -----------
5                                               1       381,675.04        0.08
-------------------------------- ----------------- ---------------- -----------
6                                               7     1,800,330.00        0.39
-------------------------------- ----------------- ---------------- -----------
8.25                                            5     3,042,548.78        0.66
-------------------------------- ----------------- ---------------- -----------
8.375                                           2       599,800.00        0.13
-------------------------------- ----------------- ---------------- -----------
8.5                                             2       647,015.97        0.14
-------------------------------- ----------------- ---------------- -----------
8.625                                           5     1,514,500.00        0.33
-------------------------------- ----------------- ---------------- -----------
8.75                                            5     1,887,591.62        0.41
-------------------------------- ----------------- ---------------- -----------
8.875                                           2       625,700.00        0.14
-------------------------------- ----------------- ---------------- -----------
9                                               1        88,500.00        0.02
-------------------------------- ----------------- ---------------- -----------
9.25                                            1       248,250.00        0.05
-------------------------------- ----------------- ---------------- -----------
12                                             16     3,765,996.30        0.82
-------------------------------- ----------------- ---------------- -----------
13                                              3     2,388,800.00        0.52
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 0.000
Max.: 13.000
NZWA: 1.507

PERIODIC RATE CAP

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
PERIODIC RATE CAP                 MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
No Periodic Rate Cap                          483   178,980,576.95       39.03%
-------------------------------- ----------------- ---------------- -----------
1                                             907   275,770,970.06       60.14
-------------------------------- ----------------- ---------------- -----------
2                                              12     3,815,387.10        0.83
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Min.: 0.000
Max.: 2.000
NZWA: 1.014
COLLATERAL SUMMARY:


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DAYS DELINQUENT

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
DAYS DELINQUENT                   MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
<= 29                                       1,393   455,265,534.11       99.28%
-------------------------------- ----------------- ---------------- -----------
30 - 59                                         9     3,301,400.00        0.72
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------

FICO

-------------------------------- ----------------- ---------------- -----------
                                                        TOTAL
                                                      SCHEDULED
                                    NUMBER OF         PRINCIPAL
FICO                              MORTGAGE LOANS       BALANCE          %
-------------------------------- ----------------- ---------------- -----------
Not Available                                  13     1,785,552.00        0.39%
-------------------------------- ----------------- ---------------- -----------
601 - 700                                     466   154,579,033.34       33.71
-------------------------------- ----------------- ---------------- -----------
701 - 800                                     903   297,505,713.99       64.88
-------------------------------- ----------------- ---------------- -----------
801 - 900                                      20     4,696,634.78        1.02
-------------------------------- ----------------- ---------------- -----------
TOTAL:                                      1,402   458,566,934.11      100.00%
-------------------------------- ----------------- ---------------- -----------
Nzmin.: 620
Max.: 819
NZWA.: 722


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
-------------------
TOP 10 STATES
----------------------------- ------------------- ----------------- -----------
                                                       TOTAL
                                                     SCHEDULED
                                  NUMBER OF          PRINCIPAL
TOP TEN STATES                  MORTGAGE LOANS        BALANCE           %
----------------------------- ------------------- ----------------- -----------
California                                   334    152,027,448.88       33.15%
----------------------------- ------------------- ----------------- -----------
Georgia                                      302     66,863,878.39       14.58
----------------------------- ------------------- ----------------- -----------
South Carolina                               117     54,560,160.00        11.9
----------------------------- ------------------- ----------------- -----------
Florida                                       95     27,132,156.34        5.92
----------------------------- ------------------- ----------------- -----------
Arizona                                       76     16,655,183.89        3.63
----------------------------- ------------------- ----------------- -----------
Massachusetts                                 27     14,406,937.08        3.14
----------------------------- ------------------- ----------------- -----------
Virginia                                      37     14,221,532.79         3.1
----------------------------- ------------------- ----------------- -----------
Ohio                                          67     11,648,391.82        2.54
----------------------------- ------------------- ----------------- -----------
Texas                                         41     11,554,178.53        2.52
----------------------------- ------------------- ----------------- -----------
Maryland                                      33     10,892,759.47        2.38
----------------------------- ------------------- ----------------- -----------
Other                                        273     78,604,306.92       17.14
----------------------------- ------------------- ----------------- -----------
TOTAL:                                     1,402    458,566,934.11      100.00%
----------------------------- ------------------- ----------------- -----------

INDEX
-------------------------------- ------ -------------- ------ ------------------
                                              TOTAL
                                 NO. OF      CURRENT          MONTH TO NEXT RATE
INDEX                             LOANS      BALANCE      %       ADJUSTMENT
-------------------------------- ------ -------------- ------ ------------------
1 Month Libor                       102  32,896,101.62   7.17%             1.00
-------------------------------- ------ -------------- ------ ------------------
1 Year CMT (Weekly)                   2     348,868.87   0.08              7.28
-------------------------------- ------ -------------- ------ ------------------
1 Year Libor (WSJ/1 Mo Lead)          7   3,061,935.27   0.67              4.00
-------------------------------- ------ -------------- ------ ------------------
6 Month Libor (1st Business Day)  1,291 422,260,028.35  92.08              4.30
-------------------------------- ------ -------------- ------ ------------------
TOTAL:                            1,402 458,566,934.11    100%             4.06
-------------------------------- ------ -------------- ------ ------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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